As filed with the Securities and Exchange Commission on November 8, 1996
                                                     Registration No. 333-14917
_______________________________________________________________________________


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


Citicorp                           Delaware            13-2614988
Citicorp Capital I                 Delaware            To be applied for
Citicorp Capital II                Delaware            To be applied for
Citicorp Capital III               Delaware            To be applied for
Citicorp Capital IV                Delaware            To be applied for
(Exact name of issuer as        (State or other       (I.R.S. Employer
specified in its charter)       jurisdiction of       Identification No.)
                                incorporation or
                                organization)

                                 399 Park Avenue
                            New York, New York 10043
                                 (212) 559-1000
 (Address, including zip code, and telephone number, including area code, of principal executive offices)
                                Stephen E. Dietz
                            Associate General Counsel
                                 Citibank, N.A.
                                 425 Park Avenue
                            New York, New York 10043
                                 (212) 559-1000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                   Copies to:
                                John T. Bostelman
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

    Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.
    If the only securities being registered on this form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box. ____
    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. __X__
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box. ____
and list the Securities Act registration number of the earlier effective registration statement for the same offering. ____
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier registration statement for the same offering.
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. __X__

                                                CALCULATION OF REGISTRATION FEE


-------------------------------------------------------------------------------------------------------------------
          Title of securities               Amount to   Proposed maximum     Proposed maximum          Amount of
            to be registered              be registered offering price per   aggregate offering    registration fee
                                                        unit                 price
-------------------------------------------------------------------------------------------------------------------
Preferred securities of Citicorp              (1)                (2)                  (1)                 N/A
Capital I
-------------------------------------------------------------------------------------------------------------------
Preferred securities of Citicorp              (1)                (2)                  (1)                 N/A
Capital II
-------------------------------------------------------------------------------------------------------------------
Preferred securities of Citicorp              (1)                (2)                  (1)                 N/A
Capital III
-------------------------------------------------------------------------------------------------------------------
Preferred securities of Citicorp              (1)                (2)                  (1)                 N/A
Capital IV
-------------------------------------------------------------------------------------------------------------------
Guarantees by Citicorp of the
above-referenced preferred securities         (3)                (3)                  (3)                 N/A
-------------------------------------------------------------------------------------------------------------------
Subordinated debt securities of Citicorp      (1)                (2)                  (1)                 N/A
===================================================================================================================
         Total                             $1,000,000            N/A               $1,000,000          $303.00(4)
====================================================================================================================

(1) In no event will the aggregate initial offering price of the preferred securities of Citicorp Capital I, Citicorp Capital II, Citicorp Capital III, and Citicorp Capital IV (collectively, the "Trusts") issued under this Registration Statement exceed $1,000,000, exclusive of accrued interest and dividends, if any. A like amount of Subordinated Debt Securities may be issued and sold by Citicorp to any of the Trusts, in which event such Subordinated Debt Securities may later be distributed for no additional consideration to the holders of the preferred securities of such Trust upon a dissolution of such Trust and the distribution of the assets thereof.

(2) The proposed maximum offering price per unit will be determined from time to time in connection with the issuance of the securities registered hereunder.

(3) Includes the rights of holders of the Preferred Securities under the Guarantee and certain back-up undertakings, comprised of the obligations of Citicorp to provide certain indemnities in respect of, and pay and be responsible for certain costs, expenses, debts and liabilities of, each Trust (other than with respect to the Preferred Securities) and such obligations of Citicorp as set forth in the Amended and Restated Declaration of Trust of each Trust and the Subordinated Indenture, in each case as further described in the Registration Statement. The Guarantee, when taken together with Citicorp's obligations under the Subordinated Debt Securities, the Subordinated Indenture and the Amended and Restated Declaration of Trust, will provide a full and unconditional guarantee on a subordinated basis by Citicorp of payments due on the Preferred Securities. No separation consideration will be received for any Guarantees or such back-up obligations.

(4) Previously paid.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

NOTE: This amendment consists only of certain exhibits.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16.  Exhibits.

  1(a) -- Form of Underwriting Agreement--Preferred Securities (6)
  3(i) -- Restated Certificate of Incorporation, as amended through June 16,
          1993, of Citicorp. (2)
          (a)    Certificate of Designations, Series 18 Preferred Stock. (3)
          (b)    Certificate of Designations, Series 19 Preferred Stock. (3)
          (c)    Certificate of Designations, Series 20 Preferred Stock. (3)
          (d)    Certificate of Designations, Series 21 Preferred Stock. (3)
          (e)    Certificate of Designations, Series 22 Preferred Stock. (3)
          (f) Certificate of Designations, Series 23 Preferred Stock. (3) 3(ii)-- Bylaws of Citicorp. (4)
  4(a) -- Certificate of Trust of Citicorp Capital I. (Certificates of
          Trust for each other Trust, identical except for the name, will be filed upon request.) (Included as part of Exhibit 4(b).)
  4(b) -- Declaration  of Trust  of Citicorp Capital  I. (Declarations  of Trust
          for each other Trust, identical except for the name, will be filed upon request.) (6)
  4(c) -- Form of  Amended  and  Restated  Declaration  of Trust  to be used  in connection  with the issuance of Preferred Securities. (6)
  4(d) -- Form of Indenture between Citicorp and Wilmington Trust Company, as
          Trustee. (6)
  4(e) -- Form of  Supplemental  Indenture to be  used in  connection  with  the issuance of Subordinated Debt Securities and Preferred Securities. (6) 4(f) -- Form of Preferred Security (included as part of Exhibit 4(c)).
  4(g) -- Form of Subordinated Debt Security (included as part of Exhibit 4(d)). 4(h) -- Form of Guarantee with respect to Preferred Securities. (6)
  5(a) -- Form of opinion  and  consent  of  Stephen E. Dietz, Associate General
          Counsel of Citibank, N.A. (6)
  5(b) -- Form of opinion and consent of Morris, Nichols, Arsht & Tunnell.(6) 12(a)-- Citicorp and Subsidiaries--Calculation of Ratio of Income to Fixed
          Charges. (5)
  23(a)-- Consent of KPMG Peat Marwick LLP. (1)
  23(b)-- Consent of Stephen E. Dietz,  Associate  General  Counsel of Citibank,
          N.A. (included as part of Exhibit 5(a)).
  23(c)-- Consent of  Morris,  Nichols,  Arsht  &  Tunnell  (included as part of
          Exhibit 5(b)).
  24   -- Powers of Attorney.
  25(a)-- Statement of Eligibility of Wilmington Trust Company, as Debt  Trustee
          under the Indenture. (1)
  25(b)-- Statement of  Eligibility  of  Wilmington  Trust Company,  as Property
          Trustee under the Amended and Restated Declaration of Trust of Citicorp Capital I. (1)
  25(c)-- Statement  of  Eligibility of Wilmington  Trust Company,  as  Property
          Trustee under the Amended and Restated Declaration of Trust of Citicorp Capital II. (1)
  25(d)-- Statement of Eligibility  of  Wilmington  Trust  Company,  as Property
          Trustee under the Amended and Restated Declaration of Trust of Citicorp Capital III. (1)
  25(e)-- Statement  of  Eligibility  of Wilmington  Trust Company,  as Property
          Trustee under the Amended and Restated Declaration of Trust of Citicorp Capital IV. (1)
  25(f)-- Statement  of  Eligibility of Wilmington  Trust Company,  as Preferred
          Guarantee Trustee under the Preferred Securities Guarantee of Citicorp for the benefit of the holders of Preferred Securities of Citicorp Capital I. (1)
  25(g)-- Statement  of  Eligibility of Wilmington  Trust Company,  as Preferred
          Guarantee Trustee under the Preferred Securities Guarantee of Citicorp for the benefit of the holders of Preferred Securities of Citicorp Capital II. (1)

  25(h)-- Statement  of  Eligibility of Wilmington  Trust Company,  as Preferred
          Guarantee  Trustee  under  the  Preferred  Securities   Guarantee   of
          Citicorp for the benefit of the holders of Preferred Securities of Citicorp Capital III. (1)
  25(i)-- Statement  of  Eligibility of Wilmington  Trust Company,  as Preferred
          Guarantee Trustee under the Preferred Securities Guarantee of Citicorp for the benefit of the holders of Preferred Securities of Citicorp Capital IV. (1)
--------
   (1)  To be filed by amendment.
   (2) Incorporated herein by reference to Citicorp's Registration Statement on Form S-3, File No. 33-64574.
   (3) Incorporated herein by reference to Citicorp's Registration Statement on Form 8-A, filed with respect to the corresponding series of preferred stock.
   (4) Incorporated herein by reference to Citicorp's Registration Statement on Form S-8, File No. 33-53261.
   (5) Incorporated herein by reference to Citicorp's Current Report on Form 8-K, dated October 16, 1996.
   (6)  Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York, on November 8, 1996.

                                                              CITICORP


                                                          By /s/ Peter Gallant
                                                              Peter Gallant
                                                              Vice President

                                                           CITICORP CAPITAL I
                                                           CITICORP CAPITAL II
                                                           CITICORP CAPITAL III
                                                           CITICORP CAPITAL IV


                                                          By  /s/ Peter Gallant
                                                              Peter Gallant
                                                              Trustee


                                                          By  /s/ Ann Goodbody
                                                              Ann Goodbody
                                                              Trustee

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below on November 8, 1996 by the following persons in the capacities with Citicorp indicated below.

         Signature                                  Capacity

                                                 Chairman and Director
            *                                    (Principal Executive Officer)
         John S. Reed
                                                 Executive Vice President
         /s/ Victor J. Menezes                   Chief Financial Officer
         Victor J. Menezes

                                                 Executive Vice President
         /s/ Thomas E. Jones                     (Principal Financial Officer)a
         Thomas E. Jones
----------
a Responsible for financial control, tax, accounting and reporting.

         Signature                               Capacity


            *                                    Director
         D. Wayne Calloway


            *                                    Director
         Colby H. Chandler


            *                                    Director
         Paul J. Collins


            *                                    Director
         Kenneth T. Derr


            *                                    Director
         H.J. Haynes


            *                                    Director
         Reuben Mark


            *                                    Director
         Richard D. Parsons


            *                                    Director
         William R. Rhodes


            *                                    Director
         Rozanne L. Ridgway


            *                                    Director
         H. Onno Ruding


            *                                    Director
         Robert B. Shapiro


            *                                    Director
         Frank A. Shrontz

         Signature                               Capacity


            *                                    Director
         Franklin A. Thomas


            *                                    Director
         Edgar S. Woolard, Jr.


*By   /s/ Peter Gallant
         Peter Gallant
         Attorney-in-Fact

                               Index of Exhibits

  1(a) -- Form of Underwriting Agreement--Preferred Securities (6)
  3(i) -- Restated Certificate of Incorporation, as amended through June 16,
          1993, of Citicorp. (2)
          (a)    Certificate of Designations, Series 18 Preferred Stock. (3)
          (b)    Certificate of Designations, Series 19 Preferred Stock. (3)
          (c)    Certificate of Designations, Series 20 Preferred Stock. (3)
          (d)    Certificate of Designations, Series 21 Preferred Stock. (3)
          (e)    Certificate of Designations, Series 22 Preferred Stock. (3)
          (f) Certificate of Designations, Series 23 Preferred Stock. (3) 3(ii)-- Bylaws of Citicorp. (4)
  4(a) -- Certificate of Trust of Citicorp Capital I. (Certificates of
          Trust for each other Trust, identical except for the name, will be filed upon request.) (Included as part of Exhibit 4(b).)
  4(b) -- Declaration  of Trust  of Citicorp Capital  I. (Declarations  of Trust
          for each other Trust, identical except for the name, will be filed upon request.) (6)
  4(c) -- Form of  Amended  and  Restated  Declaration  of Trust  to be used  in connection  with the issuance of Preferred Securities. (6)
  4(d) -- Form of Indenture between Citicorp and Wilmington Trust Company, as
          Trustee. (6)
  4(e) -- Form of  Supplemental  Indenture to be  used in  connection  with  the issuance of Subordinated Debt Securities and Preferred Securities. (6) 4(f) -- Form of Preferred Security (included as part of Exhibit 4(c)).
  4(g) -- Form of Subordinated Debt Security (included as part of Exhibit 4(d)). 4(h) -- Form of Guarantee with respect to Preferred Securities. (6)
  5(a) -- Form of opinion  and  consent  of  Stephen E. Dietz, Associate General
          Counsel of Citibank, N.A. (6)
  5(b) -- Form of opinion and consent of Morris, Nichols, Arsht & Tunnell.(6) 12(a)-- Citicorp and Subsidiaries--Calculation of Ratio of Income to Fixed
          Charges. (5)
  23(a)-- Consent of KPMG Peat Marwick LLP. (1)
  23(b)-- Consent of Stephen E. Dietz,  Associate  General  Counsel of Citibank,
          N.A. (included as part of Exhibit 5(a)).
  23(c)-- Consent of  Morris,  Nichols,  Arsht  &  Tunnell  (included as part of
          Exhibit 5(b)).
  24   -- Powers of Attorney.
  25(a)-- Statement of Eligibility of Wilmington Trust Company, as Debt  Trustee
          under the Indenture. (1)
  25(b)-- Statement of  Eligibility  of  Wilmington  Trust Company,  as Property
          Trustee under the Amended and Restated Declaration of Trust of Citicorp Capital I. (1)
  25(c)-- Statement  of  Eligibility of Wilmington  Trust Company,  as  Property
          Trustee under the Amended and Restated Declaration of Trust of Citicorp Capital II. (1)
  25(d)-- Statement of Eligibility  of  Wilmington  Trust  Company,  as Property
          Trustee under the Amended and Restated Declaration of Trust of Citicorp Capital III. (1)
  25(e)-- Statement  of  Eligibility  of Wilmington  Trust Company,  as Property
          Trustee under the Amended and Restated Declaration of Trust of Citicorp Capital IV. (1)
  25(f)-- Statement  of  Eligibility of Wilmington  Trust Company,  as Preferred
          Guarantee Trustee under the Preferred Securities Guarantee of Citicorp for the benefit of the holders of Preferred Securities of Citicorp Capital I. (1)
  25(g)-- Statement  of  Eligibility of Wilmington  Trust Company,  as Preferred
          Guarantee Trustee under the Preferred Securities Guarantee of Citicorp for the benefit of the holders of Preferred Securities of Citicorp Capital II. (1)
  25(h)-- Statement  of  Eligibility of Wilmington  Trust Company,  as Preferred
          Guarantee  Trustee  under  the  Preferred  Securities   Guarantee   of
          Citicorp for the benefit of the holders of Preferred Securities of Citicorp Capital III. (1)

  25(i)-- Statement  of  Eligibility of Wilmington  Trust Company,  as Preferred
          Guarantee Trustee under the Preferred Securities Guarantee of Citicorp for the benefit of the holders of Preferred Securities of Citicorp Capital IV. (1)
--------
   (1)  To be filed by amendment.
   (2) Incorporated herein by reference to Citicorp's Registration Statement on Form S-3, File No. 33-64574.
   (3) Incorporated herein by reference to Citicorp's Registration Statement on Form 8-A, filed with respect to the corresponding series of preferred stock.
   (4) Incorporated herein by reference to Citicorp's Registration Statement on Form S-8, File No. 33-53261.
   (5) Incorporated herein by reference to Citicorp's Current Report on Form 8-K, dated October 16, 1996.
   (6)  Filed herewith.